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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 5, 2006
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-26395                  94-3228750
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

        101 Spear Street, Suite 203, San Francisco, CA      94105
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           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

On June 5, 2006, Salon Media Group, Inc. (Salon) entered into an Employment Agreement (Agreement) with Christopher Neimeth to serve as its Senior Vice President - Publisher starting on June 6, 2006. Mr. Neimeth's employment is subject to the terms and conditions set forth in the Agreement, a copy of which is filed herewith as Exhibit 10.32

On June 6, 2006 the Board of Directors of Salon granted to Mr. Neimeth an option to purchase 1,000,000 shares of Salon's common stock. The option was granted pursuant to a non-plan stock option agreement attached herewith as Exhibit
10.33. This non-plan stock option agreement was not approved by the stockholders of Salon. The option was granted at $0.16 per share, which was the closing price of Salon's common stock on the date of grant. Of the option granted, 25% of the shares subject to the options vest one year from the date of grant and one-forty-eighth (1/48) vest thereafter, as long as the named individual continues to provide services as an employee, consultant or director until such date.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 6, 2006, Christopher Neimeth, age 36, assumed the position of Senior Vice President - Publisher. Mr. Neimeth will be receiving a base annual salary of $200,000 and was awarded by Salon's Board of Directors an option to purchase 4,000,000 shares of common stock under the terms of the Salon Media Group, Inc. 2004 Stock Plan and an option to purchase 1,000,000 shares of common stock under a non-plan, non-statutory stock option plan, a copy of which is filed herewith as Exhibit 10.33. The options granted all had an exercise price of $0.16 per share.

Mr. Neimeth served as President, IAC Partner Marketing from August 2004 through October 2005 of InterActive Corporation. From March 2001 through August 2004 he served as Executive Vice President, National Sales of Ticketmaster, a wholly owned subsidiary of InterActive Corporation. From December 1999 through December 2000 he served as President and Chief Executive Officer of Real Media, Inc. From September 1999 through November 1999 he served as Senior Vice President, Business Development and Strategic Planning and from September 1995 through September 1999 he served as Group Vice President of The New York Times Digital.


Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description
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10.32          Employment Agreement with Christopher Neimeth
10.33          Non-Plan Stock Option Agreement with Christopher Neimeth


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SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SALON MEDIA GROUP, INC.


Dated: 6/9/2006                   /s/ Conrad Lowry
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                                  Chief Financial Officer and Secretary


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